UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2006.

GOLDEN PATRIOT, CORP. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33065 (Commission File Number)	98-0216152 (IRS Employer Identification No.)

1140 Reckson Plaza, Uniondale, NY 11556 (Address of principal executive offices)	11556 (Zip Code)

Registrant's telephone number, including area code 516-488-5400

3000 Marcus Avenue, Suite 3W4, New Hyde Park, NY 11042 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 3.02 below.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

Secured Convertible Notes and Warrants Financing

On April 13, 2006, we closed an initial $700,000 portion of a $2,000,000 financing pursuant to a securities purchase agreement (the “Securities Purchase Agreement”), dated April 12, 2006, that we entered into with AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC (collectively, the “Purchasers”).

Pursuant to the Securities Purchase Agreement, the Purchasers are obligated to pay us $700,000 cash, however, we will receive only $640,000, because of our obligation to authorize the disbursements of $35,000 to The National Investment Resources, LLC for due diligence and related legal fees and $5,000 to Ballard Spahr Andrews & Ingersoll, LLP for the legal fees of the Purchasers.  Additionally, we authorized $20,000.00 to be disbursed into escrow for the payment of key man life insurance for Brad Rudman, our President.  We anticipate receiving those funds no later than April 18, 2006.  We, in turn, issued to the Purchasers 6% secured convertible notes in the collective principal amount of $700,000.  Also, we issued to the Purhasers warrants to purchase 11,000,000 shares of our common stock at an exercise price of $0.30 per share, subject to adjustment, exercisable until April 12, 2013.

An additional $600,000 principal amount of 6% secured convertible notes and warrants to purchase 11,000,000 additional shares of common stock for $400,000, exercisable until April 12, 2013, will be issued in exchange for $600,000 cash from the Purchasers when we file a registration statement (“Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”), as described below.   A final $700,000 principal amount of 6% secured convertible notes will be issued in exchange for $700,000 cash from the Purchasers upon the SEC declaring the Registration Statement effective.

The 6% secured convertible notes have a three-year term and are convertible into shares of our common stock at a variable conversion price equal to the “Applicable Percentage” multiplied by the “Market Price.”  The “Applicable Percentage” is initially defined in those notes as 50%, provided that such percentage will be increased to 55% if the Registration Statement is filed within 30 days of April 12, 2006, and increased to 60% if the Registration Statement is declared effective by the SEC within 135 days of April 12, 2006.  The “Market Price” is defined in those notes as the average of the lowest three trading prices for our common stock during the 20 trading day period prior to conversion. Upon an event of default, the amounts due and payable pursuant to those notes are immediately due and payable at an amount equal to the greater of (i) 140% of the then outstanding principal amount of those notes, plus interest and (ii) the “parity value” defined as (a) the highest number of shares of our common stock issuable upon conversion of those notes multiplied by (b) the highest closing price for our common stock during the period beginning on the date of the occurrence of the event of default and ending one day prior to the demand for prepayment due to the event of default. Payment of the amounts due and payable pursuant to those notes is secured by a first lien on all of our assets, including all of our intellectual property.

Subject to certain terms and conditions set forth therein, those notes are redeemable by us at a redemption price of between 120% to 140% of the outstanding principal amount of those notes, plus interest.  In addition, so long as the average daily price of our common stock is below the initial market price (as defined in those notes), we may prepay a monthly portion due on the outstanding notes and the Purchasers have agreed that no conversions will take place during such month when this option is exercised by us.

In the Registration Rights Agreement between us and the Purchasers, we agreed to register for resale by the Purchasers all of the shares of our common stock issuable upon exercise of all the warrants held by Purchasers and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the 6% secured convertible notes held by the Purchasers.  We agreed to file the Registration Statement with the SEC with respect to such resale within 30 days of the execution of the Securities Purchase Agreement and we also agreed that the Registration Statement should be declared by the SEC to be effective within 135 days of the execution of the Securities Purchase Agreement.

Currently, we do not have sufficient authorized shares to register for resale all of the shares of our common stock issuable upon exercise of all the warrants and 2.25 multiplied by the number of shares of our common stock that are then issuable upon conversion of all of the 6% secured convertible notes.  We plan to file a proxy statement pursuant to Section 14(A) of the Securities Exchange Act of 1934 and, in connection therewith, solicit the shareholder consent needed to increase the number of our authorized shares of common stock.

In connection with the offer and sale of those notes and those warrants, we engaged Envision Capital LLC (“Envision”) as a finder for the transaction. Envision will receive a ten percent (10%) cash commission on the sale of those notes, as well as warrants to purchase as many as 1,000,000 shares of our common stock for a period of 5 years at an exercise price of $0.30 per share.

We understand that the Purchasers are “accredited investors” and that the issuance of our securities to three of the Purchasers is exempt from registration pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the “Act”). We understand that the other Purchaser is a “non U.S. person,” and that the issuance of our securities to that Purchaser is exempt from registration pursuant to Regulation S promulgated pursuant to the Act.  No advertising or general solicitation was used in offering the securities to the Purchasers.

The securities issued to the Purchasers were not registered pursuant to the Act and may not be offered or sold in the United States without registration, or an applicable exemption from registration, pursuant to the Act.

We currently anticipate that the proceeds from the transaction described in the Securities Purchase Agreement will be used to pay our accounts payable and advances payable, including those to related parties, to exercise our option on the Lucky Boy property in Arizona, and to pay the exploration and development expenses of the Lucky Boy property, to pay the exploration and development expenses of our Debut and Gold View claims, and to pay our general and administrative expenses and consulting fees.  We may allocate those proceeds among those uses, in our sole discretion.

The paragraphs above describe certain of the material terms of the financing transaction with the Purchasers. Such description is not a complete description of the material terms of that financing transaction and is qualified in its entirety by reference to the agreements and other documents entered into in connection with that transaction, which are included as exhibits to this Current Report on Form 8-K.

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1 (1)	Securities Purchase Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC
Exhibit10.2 (1)

Investor Registration Rights Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC

Exhibit 10.3 (1)

Intellectual Property Security Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and New Millennium Capital Partners II, LLC.

Exhibit 10.4 (1)	Security Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC.
Exhibit 10.5 (1)	Form of Secured Convertible Debenture, dated April 12, 2006
Exhibit 10.6 (1)	Irrevocable Transfer Agent Instructions, dated April 12, 2006, from Golden Patriot, Corp. to Computershare, our transfer agent.
Exhibit 10.7 (1)	Form of Warrant Certificate, dated April 12, 2006.
Exhibit 10.8	Retainer Agreement for Funding Referral Services dated February 7, 2006 between Golden Patriot, Corp. and Envision Capital LLC
Exhibit 99.1 (1)	Press Release dated April 13, 2006.
Exhibit 99.2 (1)	Press Release dated April 17, 2006.

(1)  Included as exhibits to our 8-K filed on April 18, 2006, and, by this reference, incorporated and in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2006

GOLDEN PATRIOT, CORP.

By:    /s/ Negar Towfigh
Name:  Negar Towfigh
Title:     Secretary

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
10.1 (1)	Securities Purchase Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC
10.2 (1)

Investor Registration Rights Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC

10.3 (1)

Intellectual Property Security Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC.

10.4 (1)	Security Agreement, dated April 12, 2006, between Golden Patriot, Corp. and AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners II, LLC.
10.5 (1)	Form of Secured Convertible Debenture, dated April 12, 2006.
10.6 (1)	Irrevocable Transfer Agent Instructions, dated April 12, 2006, from Golden Patriot, Corp. to Computershare, our transfer agent.
10.7 (1)	Form of Warrant Certificate, dated April 12, 2006.
10.8	Retainer Agreement for Funding Referral Services dated February 7, 2006 between Golden Patriot, Corp. and Envision Capital LLC
99.1 (1)	Press Release dated April 13, 2006.
99.2 (1)	Press Release dated April 17, 2006.

(1)  Included as exhibits to our 8-K filed on April 18, 2006, and, by this reference, incorporated and in this Current Report.

3